FORBEARANCE AGREEMENT

This Forbearance Agreement (this "Agreement") is entered into this 13th day of July, 2012, by and among Juventas, LLC, a Texas limited liability company (the "Juventas"), Wound Management Technologies, Inc., a Texas corporation ("WMTI"), Wound Care Innovations, LLC, a Nevada limited liability company ("WCI"), BioPharma Management Technologies, Inc., a Texas corporation ("BioPharma"), Resorbable Orthopedic Products, LLC, a Texas limited liability company ("Resorbable," and together with WMTI, WCI, and BioPharma, each a "Maker," and collectively, the "Makers"), and Scott Haire ("Guarantor," and collectively with the Makers, the "WMTI Parties"). The WMTI Parties collectively with Juventas are each a "Party" and collectively, the "Parties".

RECITALS

WHEREAS, on March 20, 2012, Juventas, Go Investments, BGM, Inc., LB Technologies, Inc., Bryant Gaines, Jeff Ott, the WMTI Parties, and HEB, LLC, entered into that certain Settlement Agreement and Mutual Release (the "Settlement Agreement");

WHEREAS, pursuant to the Settlement Agreement the Makers executed and delivered that certain Secured Promissory Note dated as of March 20, 2012 in the principal amount of $930,000 for the benefit of Juventas (the "Note");

WHEREAS, the Makers and Juventas entered into a Security Agreement, dated March 20, 2012 (the "Security Agreement"), pursuant to which Makers granted Juventas a security interest in all assets of the Makers (the "Collateral") as security for the Obligations (as defined in the Security Agreement);

WHEREAS, to induce Juventas to accept the Settlement Agreement and the Settlement Loan Documents (as defined in the Settlement Agreement), Guarantor guaranteed the Obligations pursuant to a Guaranty, dated March 20, 2012 (the "Guaranty");

WHEREAS, the Makers defaulted on their obligations under the Note to pay the principal amount and certain interest when due;

WHEREAS, on May 23, 2012, Juventas sent a written notice to Makers demanding payment of all principal and interest due under the Note (the "Demand");

WHEREAS, Makers continued to fail to perform their respective obligations under the Note by their failure to pay the principal and interest due under the Note in full;

WHEREAS, on June 25, 2012 Juventas delivered to Makers a Notification Before Disposition of Collateral informing Makers that Juventas intends to sell the Collateral pursuant to a private sale sometime after July 6, 2012 and demanded that Makers assemble the Collateral and turn over possession thereof to Juventas; and

WHEREAS, the WMTI Parties contemplate entering into a financing arrangement that is subordinated to the Note (the "Subordinate Loans") with several investors (the "Subordinate Lenders"); and

WHEREAS, Juventas is willing to grant a forbearance of enforcement of the Note in exchange for the payments and releases described herein.

NOW, THEREFORE, in consideration of the recitals, payments, releases, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENTS

1. Settlement Loan Documents. By execution of this Agreement, each of the WMTI Parties hereby agrees and acknowledges that (i) all Settlement Loan Documents, including without limitation, the Note and Guaranty, remain in full force and effect, (ii) the Collateral remains encumbered by Juventas's lien granted pursuant to the Security Agreement, (iii) the WMTI Parties are obligated to repay Juventas all costs of collection incurred by Juventas in connection with the enforcement of its rights under the Settlement Loan Documents, and (iv) Juventas has no obligation to extend the Maturity Date (as defined in the Note) or advance any additional amounts under the Note.

2. Initial Payment. Makers shall make a payment to Juventas of $465,000 no later than July 13, 2012 (the "Initial Payment") as partial payment of its obligations under the Note. The Initial Payment shall first be applied to costs of collection by Juventas, then to accrued interest under the Note, and the remaining portion shall be applied to principal of the Note.

3. Forbearance.

(a) Each of the Parties hereby agrees that the outstanding principal balance of the Note as of the date of the execution of this Agreement is $930,000 and that unpaid accrued interest outstanding thereunder as of July 12, 2012 was $23,848.77.

(b) Each of the WMTI Parties acknowledges that (i) Makers' failure to pay the Note in full on or prior to May 20, 2012 (the "Identified Default"), constitutes a default under the Note, and (ii) subject to clause (c), all principal and interest accrued thereunder is currently due, and Juventas may exercise its rights for a default under the Security Agreement and the Guaranty.

(c) Effective upon the execution and delivery of this Agreement by the applicable parties hereto and through the later of the occurrence of a Forbearance Default (hereinafter defined) and September 13, 2012 (the "Forbearance Period"), Juventas agrees that during the Forbearance Period it will forbear from exercising its default-related rights and remedies against any WMTI Party or the Collateral.

(d) For purposes of this Agreement, "Forbearance Default" means (i) failure by Makers to make the Initial Payment as partial payment of its obligations under the Note, (ii) an Event of Default (as defined in Note) described in Sections 4(a)(iv) or (v) of the Note (but, for clarification, not any other Event of Default), (iii) the enforcement by any of the Subordinate Lenders of any remedies under any of the Subordinate Loans, or (iv) a breach by any of the WMTI Parties of its representations, warranties or covenants of this Agreement.

(e) Notwithstanding the foregoing, in the event that, in addition to the Initial Payment, the Makers make an additional lump-sum payment to Juventas of $465,000 no later than August 13, 2012 representing a portion of the remaining unpaid principal and interest on the Note (the "Second Payment"), upon receipt of the Second Payment by Juventas, (i) Juventas will forgive all remaining outstanding indebtedness outstanding under the Note, including, accrued and unpaid interest and collection costs incurred by Juventas, and (ii) Makers shall have no further obligation with respect to the indebtedness evidenced by the Note; and (iii) Juventas shall deliver the original Note to Makers, marked "Cancelled", or an affidavit that such Note has been lost or destroyed. In the event that Makers fail to make the Second Payment on or prior to August 13, 2012, Makers shall make a payment of all principal, accrued and unpaid interest under the Note no later than September 13, 2012.

(f) Upon the termination or expiration of the Forbearance Period, the agreement of Juventas hereunder to forbear from exercising its default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind to any to any WMTI Party (all of which each such WMTI Party waives). Each of the WMTI Parties agrees that Juventas may at any time thereafter proceed to exercise any and all of its respective rights and remedies under the Settlement Loan Documents or applicable law, including, without limitation, its rights and remedies with respect to the Identified Default. Without limiting the generality of the foregoing, upon the termination or expiration of the Forbearance Period, Juventas may, in its sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind to any WMTI Party (all of which each WMTI Party waives): (i) commence any legal or other action to collect any or all of the obligations under the Settlement Loan Documents from any WMTI Party; (ii) foreclose or otherwise realize on any or all of the Collateral; and (iii) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any Loan Document or applicable law, all of which rights and remedies are fully reserved by Juventas. For clarification, provided that no Forbearance Default occurs, no WMTI Party shall be obligated to pay the collection costs incurred by Juventas in the enforcement of the Settlement Loan Documents; provided, however, that if the Makers fail to satisfy their obligations under the Note on or prior to September 13, 2012 in accordance with Section 4(e), the WMTI Parties shall be obligated to pay the collection costs incurred by Juventas in the enforcement of the Settlement Loan Documents.

4. Release. IN CONSIDERATION OF, AMONG OTHER THINGS, JUVENTAS'S EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE WMTI PARTIES HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY OF JUVENTAS AND EACH OF ITS AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES (EACH, A "RELEASEE") AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS THAT SUCH WMTI PARTY NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE DATE OF THIS AGREEMENT, THAT RELATE TO, ARISE OUT OF OR

OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE SETTLEMENT LOAN DOCUMENTS AND THIS AGREEMENT, OR TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR HEREWITH; AND (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE WMTI PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE RELEASEES, ON THE OTHER HAND. IN ENTERING INTO THIS AGREEMENT, EACH WMTI PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE SETTLEMENT LOAN DOCUMENTS.

5. Applicable: Law, Venue and Jurisdiction. The laws of the State of Texas shall govern this Agreement, its terms and conditions, the interpretation hereof, and the rights and obligations of the Parties hereunder. Any action at law or in equity brought to interpret or enforce this Agreement or any other document executed or delivered in connection herewith shall be brought and prosecuted to final adjudication in federal or state courts located in Tarrant County, Texas, and the Parties consent to the jurisdiction of such Texas state and federal courts and agree to the validity of service of process in any such action by registered or certified mail, return receipt requested.

6. Representations and Warranties. Each WMTI Party hereby expressly represents and warrants that: (i) it has full power and authority to enter into and perform its obligations under this Agreement; (ii) it is represented and has been advised by counsel in connection with this Agreement, which such Party executes wholly voluntarily and of its own choice, volition, judgment, belief and knowledge, after consultation with such counsel and not under coercion or duress; (iii) it has made its own investigation of the facts and is relying solely upon its own knowledge and the advice of its counsel; (iv) it is unaware of any illegal, unethical, or fraudulent activity or conduct of any Party to this Agreement; (v) the entry into and performance of this agreement will not violate its organizational documents, or violate, or cause any termination, acceleration, violation, default or event or condition with the giving of notice or passing of time would be a default, of any agreement, indenture or instrument, by which its bound, (vi) it knowingly waives any claim that this Agreement was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this Agreement based upon presently existing facts either known or reasonably ascertainable, and (vii) no default of any Loan Document, or any event or condition which, with the giving of notice or passage of time, would constitute a default, has occurred and is continuing, other than the Identified Default. The WMTI Parties agree and stipulate that Juventas is relying upon these representations and warranties in entering into this Agreement.

7. Further Assurances. The WMTI Parties agree that they shall, from time to time, execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered to the

other Parties instruments, agreements, amendments, assignments, assumptions, replacement notes and guarantees, perfection documents and other documents as each Party shall reasonably request in order to further evidence the covenants described in this Agreement.

8. Entire Agreement; Agreements Remain in Effect. This Agreement, the Settlement Agreement, and the Settlement Loan Documents contain and constitute the entire agreement and understandings of the Parties and supersede as of the execution date all prior negotiations, discussions, undertakings or agreements of any sort whatsoever, whether oral or written, or any claims that might have ever been made by one Party against any opposing Party. In the event that there is any conflict between the terms of this Agreement, on the one hand, and any of the Settlement Loan Documents or the Settlement Agreement, on the other hand, this Agreement shall control. There are no representations, agreements, or inducements except as set forth expressly and specifically in this Agreement. The Parties represent and acknowledge that no Party relies, or has relied upon, any representation by the other Party, except as expressly set forth herein. Each Party agrees that the Note, the Security Agreement and the Original Guaranty remain in full force and effect without amendment, modification or waiver, except as specifically set forth herein.

9. Amendments in Writing. This Agreement may only be amended, modified, waived or extended by a written instrument that has been executed by the Parties and that unequivocally indicates the Parties' intention to modify this Agreement. No waiver of any breach of this Agreement shall be construed as an implied amendment or agreement to amend or modify any provision of this Agreement.

10. No Author. All terms and provisions of this Agreement, and the drafting of this Agreement, have been negotiated by the Parties at arm's length, with assistance of the attorneys and appropriate representatives of the Parties' choosing, and to mutual agreement, with consideration by and participation of each and no party shall be deemed the scrivener of this Agreement. The rule of construction to the effect that any ambiguities are to be resolved against the drafting Party is not to be employed in the interpretation of this Agreement.

11. Construction. Words used in the Agreement of any gender or neuter shall be construed to include any other gender or neuter where appropriate. Words used in this Agreement that are either singular or plural shall be construed to include the other where appropriate.

12. Captions and Headings. The Parties agree that the captions and headings contained in this Agreement are for convenience only and shall not be deemed to constitute a part of this Agreement.

13. Multiple Counterparts. This Agreement may be executed in multiple counterparts, any and all of which may contain the signatures of less than all the Parties and all of which shall be construed together as a single document. Each counterpart shall be fully effective as an original when all of the Parties have executed this Agreement. Such counterparts may also be executed by facsimile signature.

14. No Waiver. The failure by any of the Parties to this Agreement to enforce at any time, or for any period of time, any one or more of the terms or conditions of this Agreement or a course of dealing between the Parties, shall not be a waiver of such terms or conditions or of such Party's right thereafter to enforce each and every term and condition of this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first set forth above.

MAKERS:

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Robert Lutz
Chief Executive Officer

WOUND CARE INNOVATIONS, LLC

By: ______________________________
Robert Lutz
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Robert Lutz
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________
Robert Lutz
Chief Executive Officer

GUARANTOR

____
Scott Haire

JUVENTAS, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first set forth above.

MAKERS:

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Robert Lutz
Chief Executive Officer

WOUND CARE INNOVATIONS, LLC

By: ______________________________
Robert Lutz
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Robert Lutz
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________
Robert Lutz
Chief Executive Officer

GUARANTOR

____
Scott Haire

JUVENTAS, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first set forth above.

MAKERS:

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Robert Lutz
Chief Executive Officer

WOUND CARE INNOVATIONS, LLC

By: ______________________________
Robert Lutz
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Robert Lutz
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________
Robert Lutz
Chief Executive Officer

GUARANTOR

____
Scott Haire

JUVENTAS, LLC

By: [signature]
Name: Bryant W. Gaines
Title: V.P.